EATON VANCE DIVERSIFIED CURRENCY INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2012

1.  The following replaces “Short Sales.” under “Investment Objectives & Principal Policies and Risks”:

Short Sales.  The Fund may engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated).  A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale.  The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.  The Fund records interest or dividend expense on its liabilities with respect to securities sold short.  For the year ended October 31, 2011, the interest expense for: Emerging Markets Local Income Fund was 0.08% for Class A and C shares, and 0.09% for Class I shares; Global Macro Absolute Return Fund was 0.10% for Class A, B and R shares, and 0.11% for Class I shares; and Global Macro Absolute Return Advantage Fund was 0.25% for Class A and I shares, 0.24% for Class C shares and 0.35% for Class R shares.

March 20, 2012